UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

Hanmi Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A
Los Angeles, California 90010
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) and (c).	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2012, Hanmi Financial Corporation (“Hanmi”) announced that Lonny Robinson is resigning as Executive Vice President and Chief Financial Officer of Hanmi and its wholly owned subsidiary, Hanmi Bank (the “Bank”), to pursue another professional opportunity, effective November 13, 2012.  Mr. Robinson’s resignation does not stem from any disagreement with Hanmi or the Bank.

Concurrently with Mr. Robinson’s resignation, the Board of Directors of Hanmi has appointed Shick (Mark) Yoon, age 45, as the interim Chief Financial Officer, effective November 13, 2012.  Hanmi intends to appoint a permanent Chief Financial Officer in the future.

Mr. Yoon currently serves as Hanmi’s Senior Vice President and Chief Strategy Officer, and will continue in this position while taking on his new role as interim Chief Financial Officer.  From September 2008 until October 2011, Mr. Yoon served as Hanmi’s Deputy Chief Financial Officer, Treasurer, and Senior Planning Officer.  Prior to joining Hanmi, Mr. Yoon served as Controller at First Standard Bank in Los Angeles from January 2008 to July 2008.  Mr. Yoon also held M&A advisory and management consulting positions at Effectuare Corp. from October 2002 to January 2008, and IGS Consulting Group from February 2001 to December 2005.  From August 1997 to February 2001, Mr. Yoon held assurance & advisory positions at Deloitte & Touche in Los Angeles.  Mr. Yoon received a Master of Science degree in Accounting and a Bachelor of Science degree in Finance from the University of Southern California.  Mr. Yoon is also a Certified Public Accountant, Certified Valuation Analyst, and Level III candidate in a Chartered Financial Analyst program.

At the time of the filing of this Current Report on Form 8-K, Hanmi has not made any determination regarding any material plan, contract or arrangement that Mr. Yoon may be a party to or participate in as interim Chief Financial Officer.  There are no transactions in which Mr. Yoon has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the change of Hanmi’s Chief Financial Officer is attached hereto as Exhibit 99.1.

Item 8.01.       Other Events.

On November 2, 2012, Hanmi announced that the California Department of Financial Institutions (the “DFI”) has informed the Bank that the Bank’s overall condition has improved and that the Memorandum of Understanding entered into between the Bank and the DFI on May 1, 2012 (the “MOU”) has been terminated, effective October 29, 2012.  Accordingly, the Bank is no longer subjected to any of the requirements imposed by the MOU.  A copy of the press release announcing the termination of the MOU by the DFI is attached hereto as Exhibit 99.2.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial Corporation, dated November 2, 2012, announcing the change of its Chief Financial Officer.

99.2	Press release issued by Hanmi Financial Corporation, dated November 2, 2012, announcing the termination of the MOU by the DFI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 2, 2012	HANMI FINANCIAL CORPORATION

		By:	/s/ Jay S. Yoo
			Name:	Jay S. Yoo
			Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial Corporation, dated November 2, 2012, announcing the change of its Chief Financial Officer.

99.2	Press release issued by Hanmi Financial Corporation, dated November 2, 2012, announcing the termination of the MOU by the DFI.